UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON D.C. 20549

_______________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  December 30, 2010

Primus Guaranty, Ltd.

(Exact name of registrant as specified in its charter)

Bermuda

(State or other jurisdiction of incorporation)

001-32307	98-0402357
(Commission File Number)	(IRS Employer Identification Number)

Clarendon House

2 Church Street

Hamilton HM 11, Bermuda

(Address of principal executive offices)

Registrant’s telephone number, including area code: 441-296-0519

Not Applicable
(Former Name or Former Address, if Changed since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.       Entry into a Material Definitive Agreement.

Shareholders Agreement

            On December 30, 2010, Primus Guaranty, Ltd., a Bermuda company (the “Company”), Merced Partners Limited Partnership, a Delaware limited partnership (“First MP”), Merced Partners III (Cayman), L.P., a Cayman exempted limited partnership (“Second MP” and together with First MP and any permitted transferees, the “Investors”) and EBF & Associates, L.P., a Delaware limited partnership and an affiliate of First MP and Second MP (“EBF”), entered into a Shareholders Agreement (the “Shareholders Agreement”).  The Shareholders Agreement was entered into in connection with the sale by XL Insurance (Bermuda) Ltd, a Bermuda exempted company (the “Seller”), and the purchase by Investors (the “Share Purchase”) of 11,266,000 common shares of the Company (the “Acquired Shares”).

            The Shareholders Agreement provides that, among other things, upon the completion of the Share Purchase, the Investors will be entitled to designate two members ("Investor Designees") to the Board of Directors of the Company (the “Board”), with the number of Investor Designees to be reduced if the Investors’ interest falls below specified thresholds.  For as long as any members of the Board of the Company are also directors of the Board of Primus Financial Products, LLC, a subsidiary of the Company ("PFP"), one of the Investor Designees shall also be appointed to the Board of PFP.  The Investors have agreed to certain restrictions on transfer, including an agreement not to transfer any of the Acquired Shares for six months following the completion of the Share Purchase, with certain exceptions.  For up to four years following the completion of the Share Purchase, the Investors have also agreed not to take certain specified actions with respect to the Company or its securities without the Company's prior written consent, including, among other matters, acquiring additional Company securities, granting any proxy to vote any Acquired Shares to any person or group, other than to the Company or a person specified by the Company in a proxy card provided to all shareholders of the Company, or proposing or participating in certain extraordinary transactions with respect to the Company.  The Shareholders Agreement also provides the Investors with certain registration rights with respect to the Acquired Shares following the six-month anniversary of the completion of the Share Purchase, including, subject to certain restrictions and limitations, customary piggyback, shelf and demand registration rights.  The Company has also granted certain preemptive rights to the Investors, as specified in the Shareholders Agreement.

            The foregoing description of the Shareholders Agreement does not purport to be complete and is qualified in its entirety by reference to the Shareholders Agreement, which is filed as Exhibit 10.01 to this current report on Form 8-K and is incorporated by reference herein.

Amendment No. 1 to the Company’s Rights Agreement

            On December 30, 2010, in connection with the Share Purchase and the Company’s entry into the Shareholders Agreement, the Company entered into an Amendment (“Amendment No. 1”) to the Rights Agreement, dated as of May 29, 2010 (the “Rights Agreement”), between the Company and Mellon Investor Services LLC, as rights agent (the “Rights Agent”).   Amendment No. 1 amends and supplements the Rights Agreement to prevent the Investors from becoming “Acquiring Persons” under the Rights Agreement solely as a result of the Share Purchase.

            The Rights Agreement is attached as Exhibit 4.01 to the Company’s current report on Form 8-K, filed with the SEC on May 29, 2009.  The foregoing description of Amendment No. 1 does not purport to be complete and is qualified in its entirety by reference to Amendment No. 1, which is filed as Exhibit 4.01 to this current report on Form 8-K and is incorporated by reference herein.

Item 3.03.       Material Modification to Rights of Security Holders.

            To the extent required by Item 3.03 of Form 8-K, the disclosure set forth in Item 1.01 of this Current Report on Form 8-K is incorporated by reference in this Item 3.03.

Item 5.02.       Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

            In connection with the sale of the Acquired Shares by the Seller and conditional and effective upon the completion of the Share Purchase, David E. Czerniecki has resigned as a Class II director of the Company and as a director of PFP.  Mr. Czerniecki was a member of the Company’s Finance, Investment and Risk Committee (the “Finance Committee”).

            On December 22, 2010, by resolution of the Board, the Board increased the number of directors of the Company by one (1), to a total of ten (10), effective upon the completion of the Share Purchase.  Effective upon the completion of the Share Purchase and pursuant to the terms of the Shareholders Agreement, the Board has appointed Vince Vertin as a Class II director of the Company and Mike Sullivan as a Class III director of the Company.  The Board has also appointed Mr. Vertin as a member of the Finance Committee, and the board of directors of PFP has appointed him as a director of PFP, effective upon the completion of the Share Purchase.

            To the extent required by Item 5.02 of Form 8-K, the disclosure set forth under the heading “Shareholders Agreement” in Item 1.01 of this Current Report on Form 8-K is incorporated by reference in this Item 5.02.

Item 9.01. Financial Statements and Exhibits.

(d)        Exhibits.

Exhibit Number	Description
4.01	Amendment No. 1, dated as of December 30, 2010, to the Rights Agreement, dated as of May 29, 2009, by and between Primus Guaranty, Ltd. and Mellon Investor Services LLC, as rights agent.
10.01	Shareholders Agreement, dated as of December 30, 2010, by and among Primus Guaranty, Ltd., Merced Partners Limited Partnership, Merced Partners III (Cayman), L.P. and EBF & Associates, L.P.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                                                                                                  Primus Guaranty, Ltd.

Date: December 30, 2010	By: /s/_Vincent B. Tritto Name: Vincent B. Tritto Title: General Counsel (Duly Authorized Officer)

EXHIBIT INDEX

Exhibit Number	Description
4.01	Amendment No. 1, dated as of December 30, 2010, to the Rights Agreement, dated as of May 29, 2009, by and between Primus Guaranty, Ltd. and Mellon Investor Services LLC, as rights agent.
10.01	Shareholders Agreement, dated as of December 30, 2010, by and among Primus Guaranty, Ltd., Merced Partners Limited Partnership, Merced Partners III (Cayman), L.P. and EBF & Associates, L.P.